UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 24, 2006

MWI VETERINARY SUPPLY, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51468	02-0620757
(State or other jurisdiction of	(Commission File	(I.R.S. Employer
Incorporation)	Number)	Identification No.)

651 S. Stratford Drive, Suite 100, Meridian, ID   83642

(Address of principal executive offices)   (Zip Code)

(800) 824-3703

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                             Appointment of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On July 24, 2006, the Board of Directors of MWI Veterinary Supply, Inc. appointed William J. Robison to the Board of Directors. Mr. Robison has been named to the Corporation’s Compensation Committee and Corporate Governance and Nomination Committee. A copy of the press release is attached as Exhibit 99.1 to this report.

Item 9.01                                             Financial Statements and Exhibits

(d)         Exhibits

The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:

99.1          Press release issued by the Registrant on July 26, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MWI VETERINARY SUPPLY, INC.

Date: July 26, 2006	By:	/s/ Mary Patricia B. Thompson
Mary Patricia B. Thompson
Vice President, Secretary and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	MWI Veterinary Supply, Inc. press release dated July 26, 2006.